SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                                June 3, 1998
                     (Date of earliest event reported)


                       Digital Equipment Corporation
           (Exact name of Registrant as specified in its charter)


  Massachusetts                1-5296              04-2226590
    (State of                (Commission         (IRS Employer
  Incorporation)              File No.)          Identification No.)


             111 Powdermill Road, Maynard, Massachusetts   01754
        (Address of principal executive offices, including zip code)

                               (978) 493-5111
            (Registrant's telephone number, including area code)



                  INFORMATION TO BE INCLUDED IN THE REPORT


 Item 5.  Other Events.

      On June 3, 1998, Digital Equipment Corporation ("Digital") and Compaq Computer Corporation ("Compaq") jointly issued a press release with respect to the termination of the Federal Trade Commission's review of Compaq's pending acquisition of Digital. A copy of such press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


 Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

           Exhibit 99     -    Press Release of Digital
                               Equipment Corporation and Compaq
                               Computer Corporation dated
                               June 3, 1998



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                       DIGITAL EQUIPMENT CORPORATION



                       By: /s/ Gail S. Mann
                           ______________________________
                           Gail S. Mann
                           Vice President, Assistant General
                             Counsel, Secretary and Clerk


 Dated:  June 8, 1998